Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EPB 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-in-Interest Transactions	Party-in-Interest Transactions
Certain legal, accounting and administrative expenses are paid by the Company. The Plan also invests in the common stock of the Company. John Hancock Retirement Plan Services ("John Hancock") and Fidelity Investments ("Fidelity") provided certain administrative services to the Plan pursuant to service agreements between the Company and John Hancock and Fidelity. The agreement with John Hancock included January 2024 through the transition to Fidelity in June 2024. The agreement with Fidelity included the time period beginning in June through the end of calendar year 2024.
Plan expenses are charged directly to participants. Fees are charged monthly.
On a quarterly basis, participants will receive an administrative credit to the investment fund that incurred the charge. The credits will vary by participant based upon the investments in the participant’s account. John Hancock and Fidelity received revenues from certain mutual fund companies or other investment providers pursuant to service agreements that they maintain in connection with services provided to the Plan. The revenue generated will be used for the payment of ERISA-qualified Plan administrative expenses, as determined by the Plan Administrator. To the extent the revenue received into the Plan exceeds the Plan’s administrative expense, the excess will be allocated on an annual basis to participants with account balances as of March 31 of the following year.
The Plan also has arrangements with various service providers, and these arrangements qualify as party-in-interest transactions.